UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2006

ATMEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19032	77-0051991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2325 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)
(408) 441-0311
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On January 31, 2006, Atmel Corporation issued a press release discussing its financial results for the fourth quarter and year ended December 31, 2005. The press release is attached as Exhibit 99.1
     The information under this Item 2.02 (including the press release attached as Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 2.05. Costs Associated with Exit or Disposal Activities
     In connection with its continuing efforts to consolidate manufacturing operations and reduce costs, in addition to the consummation of the sale of its Nantes, France manufacturing facility and the related foundry, previously disclosed in Atmel’s Current Report on Form 8-K filed on December 8, 2005, Atmel incurred additional costs for worldwide restructuring of its workforce in the fourth quarter of 2005. As previously disclosed, the Nantes sale resulted in net charges of approximately $10.1 million (of which approximately $8 million was for employee related charges) while the net charges related to worldwide restructuring of its workforce in the fourth quarter of 2005 amounted to approximately $5.3 million in the aggregate. The charges related to worldwide restructuring of Atmel’s workforce is expected to result in cash payments of approximately $4 million during 2006.
Item 2.06. Material Impairments
     In connection with the preparation of Atmel’s financial statements to be included in its Annual Report on Form 10-K for the year ended December 31, 2005, Atmel recorded asset impairment charges of approximately $8.8 million for the write down of an incomplete building foundation located at Atmel’s wafer fabrication facility in Colorado Springs, Colorado because of a change in management’s intention about its future use and approximately $4.0 million for the write down of the carrying value of Atmel’s fabrication facility in Irving, Texas following a determination by Atmel’s management of a decline in the estimated fair value, based on a number of factors, including an appraisal of such facility. There are no anticipated future cash payments expected in connection with such impairment charges.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated as of January 31, 2006, entitled “Atmel Reports Financial Results for the Fourth Quarter and 2005”.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atmel Corporation (Registrant)
Date: January 31, 2006	By:	/s/ Robert Avery
Robert Avery
Vice President Finance & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated as of January 31, 2006, entitled “Atmel Reports Financial Results for the Fourth Quarter and 2005”.